United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                        Date of Report: May 15, 2008


                    PROVIDENCE AND WORCESTER RAILROAD COMPANY
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              (Exact name of registrant as specified in its charter

  Rhode Island                      0-16704                  05-0344399
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 (State of incorporation         (Commission                (IRS Employer Iden-
  or organization)                File Number)                tification No.)

  75 Hammond Street, Worcester, Massachusetts                             01610
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  (address of principal executive offices)                           (Zip Code)

  Registrant's telephone number:  508-755-4000
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                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 3.01 Transfer of Listing
          -------------------

          On May 13, 2008, the Registrant filed Form 25 with the Securities and Exchange Commission ("SEC") notifying it that the Registrant had voluntarily withdrawn the listing of its common stock, par value $.50/share (the "Common Stock"), from the American Stock Exchange. On the same date, the Registrant filed an amendment to the registration statement on Form 8-A originally filed with the SEC on February 20, 1997, to transfer the listing of the Common Stock to The NASDAQ Stock Market LLC effective May 14, 2008.


                                    Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                    Providence and Worcester
                                      Railroad Company

                                    By: /s/ Marie A. Angelini
                                        ---------------------
                                    Marie A. Angelini, Secretary
                                    and General Counsel


Date: May 15, 2008
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